UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

KINSALE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37848 (Commission File Number)	98-0664337 (I.R.S. Employer Identification No.)
2035 Maywill Street Suite 100 Richmond, VA 23230 (Address of principal executive offices)
(804) 289-1300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KNSL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.
Entry into a Material Definitive Agreement.

On November 10, 2022, Kinsale Capital Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Underwriter”). Pursuant to the Underwriting Agreement, on November 15, 2022, the Company issued and sold 155,000 shares (the “Shares”) of its common stock at a price of $308.30 per share.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriter for losses or damages arising out of or in connection with the sale of the Shares. In addition, pursuant to the terms of the Underwriting Agreement, the Company and each director and executive officer of the Company have agreed with the Underwriter, not to sell, transfer or otherwise dispose of common stock or similar securities of the Company during the 30-day period following the offering, subject to limited exceptions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference into this Item 1.01.

Item 9.01.
Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 10, 2022, between Kinsale Capital Group, Inc. and J.P. Morgan Securities LLC, as underwriter.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:
November 15, 2022

By:	/s/ Bryan P. Petrucelli
Name:	Bryan P. Petrucelli
Title:	Executive Vice President, Chief Financial Officer and Treasurer